Exhibit 99.906CERT

CERTIFICATION PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, I, George Lewis, President of First Funds (the “Registrant”), hereby certify, to the best of my knowledge, that the Registrant’s report on Form N-CSR for the period ended December 31, 2005 (the “Report”), which accompanies this certification, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:	/s/ GEORGE LEWIS
George Lewis
President

Dated:	March 10, 2006

CERTIFICATION PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, I, Jeremy O. May, Treasurer of First Funds (the “Registrant”), hereby certify, to the best of my knowledge, that the Registrant’s report on Form N-CSR for the period ended December 31, 2005 (the “Report”), which accompanies this certification, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:	/s/ JEREMY O. MAY
Jeremy O. May
Treasurer

Dated:	March 10, 2006